EXHIBIT 10.1
FORM OF SUBSCRIPTION AGREEMENT

To:	Clear Skies Solar, Inc.
200 Old Country Road, Suite 610
Mineola, New York 11501-4241
Fax: (516) 281-7150
Attn: Arthur Goldberg, CFO

This Subscription Agreement (this “Agreement”) is being delivered to the purchaser identified on the signature page to this Agreement (the “Subscriber”) in connection with its investment in Clear Skies Solar, Inc., a Delaware corporation (the “Company”).  The Company is conducting a private placement (the “Offering”) of up to ten million shares of its common stock, par value $.001 per share (the “Shares”).  For purposes of this Agreement, the term “Securities” shall refer to the Shares.  The purchase price per Share shall be fixed at $.09 (the “Purchase Price”).  All funds received in the Offering prior to the closing of the Offering (the “Closing”) shall be held in escrow by the law firm of Morse, Zelnick, Rose & Lander LLP (the “Escrow Agent”) and, upon fulfillment of the other conditions precedent set forth herein, shall be released from escrow and delivered to the Company at which time the Shares subscribed for as further described below shall be delivered, subject to Section 6 hereof, to Subscriber.  Notwithstanding anything to the contrary contained herein, in the event the funds delivered by a Subscriber are not evenly divisible by the Purchase Price, to the extent the Company accepts such subscription, the Company may round down to the nearest whole number the number of Shares to be sold to such Subscriber and the Company shall be entitled to retain any additional funds remaining due to such rounding.

1.           SUBSCRIPTION AND PURCHASE PRICE

(a)           Subscription.  Subject to the conditions set forth in Section 2 hereof, the Subscriber hereby subscribes for and agrees to purchase the number of Shares indicated on page 7 hereof on the terms and conditions described herein.

(b)           Purchase of Shares.  The Subscriber understands and acknowledges that the Purchase Price to be remitted to the Company in exchange for the Shares shall be set at $.09 per Share, for an aggregate purchase price as set forth on page 7 hereof (the “Aggregate Purchase Price”). The Subscriber’s delivery of this Agreement to the Company shall be accompanied by payment for the Shares subscribed for hereunder, payable in United States dollars, by wire transfer of immediately available funds delivered contemporaneously with the Subscriber’s delivery of this Agreement to the Company in accordance with the instructions provided on Exhibit A.  The Subscriber understands and agrees that, subject to Section 2 and applicable laws, by executing this Agreement, it is entering into a binding agreement.

2.           ACCEPTANCE, OFFERING TERM AND CLOSING PROCEDURES

(a)           Acceptance or Rejection.  The obligation of the Subscriber to purchase the Shares shall be irrevocable, and the Subscriber shall be legally bound to purchase the Shares subject to the terms set forth in this Agreement.  The Subscriber understands and agrees that the Company reserves the right to reject this subscription for Shares in whole or part, at any time prior to the Closing, for any reason, notwithstanding the Subscriber’s prior receipt of notice of acceptance of the Subscriber’s subscription.  In the event of rejection of this subscription by the Company in accordance with this Section 2, or if the sale of the Shares is not consummated by the Company for any reason, this Agreement and any other agreement entered into between the Subscriber and the Company relating to this subscription shall thereafter have no force or effect, and the Company shall promptly return or cause to be returned to the Subscriber the Purchase Price remitted to the Escrow Agent, without interest thereon or deduction therefrom.

(b)           Offering Term.  The subscription period for the Offering will begin as of August 1, 2009 and will terminate upon the earliest to occur of (a) September 15, 2009, unless extended by the Company, (b) the Company’s acceptance of subscriptions for not less than $700,000.00 of Shares and the receipt of payment therefore, or (c) the Company’s decision to terminate the Offering sooner.

(c)           Closing.  The Closing shall take place at the offices of the Company or such other place as determined by the Company. The Closing shall take place on a Business Day promptly following the satisfaction or waiver of the conditions set forth in Section 6 below, as determined by the Company.  “Business Day” shall mean from the hours of 9:00 a.m. (Eastern Time) through 5:00 p.m. (Eastern Time) of a day other than a Saturday, Sunday or other day on which commercial banks in New York are authorized or required to be closed. The Securities purchased by the Subscriber will be delivered by the Company promptly following the Closing.

3.           INVESTOR’S REPRESENTATIONS AND WARRANTIES

The Subscriber hereby acknowledges, agrees with and represents and warrants to the Company and its affiliates, as follows:

(a)           The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of which has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

(b)           The Subscriber acknowledges its understanding that the Offering and sale of the Securities is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder (“Regulation D”).  In furtherance thereof, the Subscriber represents and warrants to the Company and its affiliates as follows:

(i)           The Subscriber realizes that the basis for the exemption from registration may not be available if, notwithstanding the Subscriber’s representations contained herein, the Subscriber is merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(ii)           The Subscriber realizes that the basis for exemption would not be available if the Offering is part of a plan or scheme to evade registration provisions of the Securities Act or any applicable state or federal securities laws.

(iii)           The Subscriber is acquiring the Securities solely for the Subscriber’s own beneficial account, for investment purposes, and not with view towards, or resale in connection with, any distribution of the Securities.

(iv)           The Subscriber has the financial ability to bear the economic risk of the Subscriber’s investment, has adequate means for providing for its current needs and contingencies, and has no need for liquidity with respect to an investment in the Company.

 (v)           The Subscriber and the Subscriber’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of a prospective investment in the Securities.  If other than an individual, the Subscriber also represents it has not been organized solely for the purpose of acquiring the Securities.

(vi)           The Subscriber (together with its Advisors, if any) has received all documents requested by the Subscriber, if any, has carefully reviewed them and understands the information contained therein, prior to the execution of this Agreement.

(c)           The Subscriber is not relying on the Company or any of its employees, agents, sub-agents or advisors with respect to economic considerations involved in this investment.  The Subscriber has relied on the advice of, or has consulted with, only its Advisors. Each Advisor, if any, is capable of evaluating the merits and risks of an investment in the Securities, and each Advisor, if any, has disclosed to the Subscriber in writing (a copy of which is annexed to this Agreement) the specific details of any and all past, present or future relationships, actual or contemplated, between the Advisor and the Company or any affiliate or sub-agent thereof.

(d)           The Subscriber has carefully considered the potential risks relating to the Company and a purchase of the Securities, and fully understands that the Securities are a speculative investment that involve a high degree of risk of loss of the Subscriber’s entire investment. Among other things, the Subscriber has carefully considered each of the risks described under the heading “Risk Factors” in the Company’s SEC Filings (as defined in Section 4(c) below), which risk factors are incorporated herein by reference.

(e)           The Subscriber represents, warrants and agrees that it will not sell or otherwise transfer the Securities without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that the Subscriber must bear the economic risk of its purchase because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states, or an exemption from such registration is available. In particular, the Subscriber is aware that the Securities are “restricted securities,” as such term is defined in Rule 144 promulgated under the Securities Act (“Rule 144”), and they may not be sold pursuant to Rule 144 unless all of the conditions of Rule 144 are met. The Subscriber also understands that the Company is under no obligation to register the Securities on behalf of the Subscriber or to assist the Subscriber in complying with any exemption from registration under the Securities Act or applicable state securities laws. The Subscriber understands that any sales or transfers of the Securities are further restricted by state securities laws and the provisions of this Agreement.

(f)           No oral or written representations or warranties have been made to the Subscriber by the Company or any of its officers, employees, agents, sub-agents, affiliates, advisors or subsidiaries, other than any representations of the Company contained herein, and in subscribing for the Shares, the Subscriber is not relying upon any representations other than those contained herein.

(g)           The Subscriber’s overall commitment to investments that are not readily marketable is not disproportionate to the Subscriber’s net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

(h)           The Subscriber understands and agrees that the certificates for the Securities shall bear substantially the following legend until (i) such Securities shall have been registered under the Securities Act and effectively disposed of in accordance with a registration statement that has been declared effective or (ii) in the opinion of counsel for the Company, such Securities may be sold without registration under the Securities Act, as well as any applicable “blue sky” or state securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

(i)           Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the Offering. There is no government or other insurance covering any of the Securities.

(j)           The Subscriber and its Advisors, if any, have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

(k)           The Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or electronic mail over the Internet, in connection with the Offering and is not subscribing for Shares and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

(l)           The Subscriber has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby.

(m)           The Subscriber is not relying on the Company or any of its employees, agents, or advisors with respect to the legal, tax, economic and related considerations of an investment in the Securities and the Subscriber has relied on the advice of, or has consulted with, only its own Advisors.

(n)           The Subscriber acknowledges that any estimates or forward-looking statements or projections furnished by the Company to the Subscriber, were prepared by management of the Company in good faith, but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company or its management and should not be relied upon.

(o)           No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the Offering that are in any way inconsistent with the information contained herein.

(p)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Subscriber or Plan fiduciary (i) is responsible for the decision to invest in the Company; (ii) is independent of the Company and any of its affiliates; (iii) is qualified to make such investment decision; and (iv) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(q)           This Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any subscription for any reason.

(r)           The Subscriber will indemnify and hold harmless the Company, Escrow Agent and, where applicable, their respective directors, officers, partners, employees, agents, advisors, affiliates and shareholders, and each other person, if any, who controls any of the foregoing, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) (a “Loss”) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company or the Escrow Agent in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or therein.

(s)           The Subscriber is an “Accredited Investor” as defined in Rule 501(a) under the Securities Act as set forth in the Investor Questionnaire on page 10 of the Agreement.  In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with his or her spouse.

(t)           The Subscriber, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the Offering, and has so evaluated the merits and risks of such investment. The Subscriber has not authorized any person or entity to act as its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with the Offering. The Subscriber is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(u)           The Subscriber has reviewed, or had an opportunity to review, all of the SEC Filings.

4.           THE COMPANY’S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Company hereby acknowledges, agrees with and represents, warrants and covenants to the Subscriber, as follows:

(a)           The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by the Company and is valid, binding and enforceable against the Company in accordance with its terms.

(b)           The Securities to be issued to the Subscriber pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and non-assessable.

(c)           The Company is subject to, and in full compliance with, the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has made available to each Subscriber through the EDGAR system true and complete copies of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (collectively, the “SEC Filings”).

5.           INSIDER TRADING PROHIBITION; INDEMNITY; ESCROW RELEASE

(a)           Until the date on which sales are permitted, without volume limitations, under Rule 144 of the Securities Act, the Subscriber hereby agrees to (i) refrain from (A) engaging in any transactions with respect to the capital stock of the Company or securities exercisable or convertible into or exchangeable for any shares of capital stock of the Company, and (B) entering into any transaction that would have the same effect, or entering into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the capital stock of the Company and (ii) indemnify and hold harmless the Company and its officers and directors, employees, agents, sub-agents, advisors and affiliates and each other person, if any, who controls any of the foregoing, against any Loss arising out of or based upon any violation of this Section 5 by the Subscriber.

(b)            The Subscriber acknowledges that the Company may act on behalf of the Subscribers, solely for the sake of convenience, in connection with confirmation to the Escrow Agent that the Closing has occurred and thereby direct the Escrow Agent to disburse the Subscriber’s subscription funds held in escrow to the Company at such time.  In doing so, however, the Company makes no representation or warranty to the Subscriber with respect to any due diligence investigations concerning the Company, all of which shall be and remain the Subscriber’s own responsibility.

6.           CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

The Company’s right to accept the subscription of the Subscriber, on the one hand, and a Subscriber’s right to withdraw its funds, on the other hand, is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (any or all of which may be waived by the other party):

(a)           As of the Closing, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement; provided that neither party hereto shall directly or indirectly initiate any such action, suit or proceeding.

(b)           The representations and warranties of the Company and the Subscriber contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct as of the Closing as if made on the date of the Closing.

(c)           There are no stop orders preventing or suspending any offering of securities by the Company, or suspension of the qualification of the Common Stock for offering or sale in any jurisdiction.

(d)           The Company shall have raised gross proceeds of no less than $325,000 from a contemporaneous offering of its securities.

7.           MISCELLANEOUS PROVISIONS

(a)           Counsel.  All parties hereto have been represented by counsel, and no inference shall be drawn in favor of or against any party by virtue of the fact that such party’s counsel was or was not the principal draftsman of this Agreement.  Each of the parties has been provided the opportunity to be represented by counsel of its choice and has been encouraged to seek separate representation to the extent that it deems such desirable, but the absence of such shall not be asserted as a basis for the enforceability or interpretation of any of the terms or provisions of this Agreement.

(b)           Legal Fees.  Each of the parties hereto shall be responsible to pay the costs and expenses of their own legal counsel in connection with the preparation and review of this Agreement and related documentation.

(c)           Modification.  Neither this Agreement, nor any provisions hereof, shall be waived, modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, discharge or termination is sought.

(d)           Survival.  The representations, warranties and agreements of the Subscriber and the Company made in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Securities.

(e)           Notices.  Any party may send any notice, request, demand, claim or other communication hereunder to the Subscriber at the address set forth on the signature page of this Agreement or to the Company at the address set forth above using any means (including personal delivery, expedited courier, messenger service, fax, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication will be deemed to have been duly given unless and until it actually is received by the intended recipient.  Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties written notice in the manner herein set forth.

(f)           Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the parties to this Agreement and their heirs, executors, administrators, successors, legal representatives and assigns.  If the Subscriber is more than one person or entity, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by, and be binding upon, each such person or entity and his or its heirs, executors, administrators, successors, legal representatives and assigns.  This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

(g)           Assignability.  This Agreement is not transferable or assignable by the parties hereto.

(h)           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

(i)           Jurisdiction and Venue.  The Company and the Subscriber hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York City, New York, and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of New York located in New York City with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, postage prepaid, in care of the address set forth herein or such other address as either party shall furnish in writing to the other.

(j)           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

ALL SUBSCRIBERS MUST COMPLETE THIS PAGE

IN WITNESS WHEREOF, the Subscriber has executed this Agreement on the ____ day of ______, 2009.

________________________	x $.09 for each Share	= $_____________________.
(Shares subscribed for)	(Purchase Price)	(Aggregate Purchase Price)

Manner in which Title is to be held (Please Check One):

1.	☐	Individual	7.	☐	Trust/Estate/Pension or Profit sharing Plan Date Opened:______________
2.	☐	Joint Tenants with Right of Survivorship	8.	☐	As a Custodian for ________________________________ Under the Uniform Gift to Minors Act of the State of ________________________________
3.	☐	Community Property	9.	☐	Married with Separate Property

4.	☐	Tenants in Common	10.	☐	Keogh

5.	☐	Corporation/Partnership/ Limited Liability Company	11.	☐	Tenants by the Entirety

6.	☐	IRA

ALTERNATIVE DISTRIBUTION INFORMATION

To direct distribution to a party other than the registered owner, complete the information below. YOU MUST COMPLETE THIS SECTION IF THIS IS AN IRA INVESTMENT.

Name of Firm (Bank, Brokerage, Custodian):

Account Name:

Account Number:

Representative Name:

Representative Phone Number:

Address:

City, State, Zip:

IF MORE THAN ONE SUBSCRIBER, EACH SUBSCRIBER MUST SIGN.
INDIVIDUAL SUBSCRIBERS MUST COMPLETE THIS PAGE 8.
SUBSCRIBERS WHICH ARE ENTITIES MUST COMPLETE PAGE 9.

EXECUTION BY NATURAL PERSONS

Exact Name in Which Title is to be Held

Name (Please Print)	Name of Additional Purchaser

Residence: Number and Street	Address of Additional Purchaser

City, State and Zip Code	City, State and Zip Code

Social Security Number	Social Security Number

Telephone Number	Telephone Number

Fax Number (if available)	Fax Number (if available)

E-Mail (if available)	E-Mail (if available)

(Signature)	(Signature of Additional Purchaser)

ACCEPTED this ___ day of _________, 2009, on behalf of the Company.

By:
Name:
Title:

EXECUTION BY SUBSCRIBER WHICH IS AN ENTITY
(Corporation, Partnership, LLC, Trust, Etc.)

Name of Entity (Please Print)
Date of Incorporation or Organization:

State of Principal Office:

Federal Taxpayer Identification Number:

Office Address

 City, State and Zip Code

 Telephone Number

 Fax Number (if available)

 E-Mail (if available)

By:
Name:
Title:
[seal]

Attest:
(If Entity is a Corporation)
Address

ACCEPTED this ____ day of _______, 2009, on behalf of the Company.

By:
Name:
Title:

INVESTOR QUESTIONNAIRE

Instructions:  Check all boxes below which correctly describe you.

☐
You are (i) a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), (ii) a savings and loan association or other institution, as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iv) an insurance company as defined in Section 2(13) of the Securities Act, (v) an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), (vi) a business development company as defined in Section 2(a)(48) of the Investment Company Act, (vii) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958, as amended, (viii) a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees and you have total assets in excess of $5,000,000, or (ix) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) and (1) the decision that you shall subscribe for and purchase shares of common stock (the “Shares”), is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or (2) you have total assets in excess of $5,000,000 and the decision that you shall subscribe for and purchase the Share is made solely by persons or entities that are accredited investors, as defined in Rule 501 of Regulation D promulgated under the Securities Act (“Regulation D”) or (3) you are a self-directed plan and the decision that you shall subscribe for and purchase the Shares is made solely by persons or entities that are accredited investors.

☐	You are a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended.

☐
You are an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), a corporation, Massachusetts or similar business trust or a partnership, in each case not formed for the specific purpose of making an investment in the Shares and its underlying securities and with total assets in excess of $5,000,000.

☐	You are a director or executive officer of Clear Skies Solar, Inc.

☐	You are a natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000 at the time of your subscription for and purchase of the Shares.

☐
You are a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of the two most recent years, and who has a reasonable expectation of reaching the same income level in the current year.

☐
You are a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares and its underlying securities, whose subscription for and purchase of the Shares is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

☐	You are an entity in which all of the equity owners are persons or entities described in one of the preceding paragraphs.

Check all boxes below which correctly describe you.

With respect to this investment in the Shares and its underlying securities, your:

Investment Objectives:	☒ Aggressive Growth	☒ Speculation

Risk Tolerance:	☐ Low Risk	☐ Moderate Risk	☒ High Risk

Are you associated with a FINRA Member Firm?     ☐ Yes   ☐ No

Your initials (purchaser and co-purchaser, if applicable) are required for each item below:

____ ____	I/We understand that this investment is not guaranteed.

____ ____	I/We are aware that this investment is not liquid.

____ ____	I/We are sophisticated in financial and business affairs and are able to evaluate the risks and merits of an investment in this offering.

____ ____
I/We confirm that this investment is considered “high risk.” (This type of investment is considered high risk due to the inherent risks including lack of liquidity and lack of diversification.  Success or failure of private placements such as this is dependent on the corporate issuer of these securities and is outside the control of the investors. While potential loss is limited to the amount invested, such loss is possible.)

The Subscriber hereby represents and warrants that all of its answers to this Investor Questionnaire are true as of the date of its execution of the Subscription Agreement pursuant to which it purchased the Shares.

Name of Purchaser [please print]	Name of Co-Purchaser [please print]

Signature of Purchaser (Entities please	Signature of Co-Purchaser
provide signature of Purchaser’s duly
authorized signatory.)

Name of Signatory (Entities only)

Title of Signatory (Entities only)

VERIFICATION OF INVESTMENT ADVISOR/BROKER

I state that I am familiar with the financial affairs and investment objectives of the investor named above and reasonably believe that a purchase of the securities is a suitable investment for this investor and that the investor, either individually or together with his or her purchaser representative, understands the terms of and is able to evaluate the merits of this offering.  I acknowledge:

(a)	that I have reviewed the Subscription Agreement and forms of securities presented to me, and attachments (if any) thereto;

(b)	that the Subscription Agreement and attachments thereto have been fully completed and executed by the appropriate party; and

(c)	that the subscription will be deemed received by the Company upon acceptance of the Subscription Agreement.

Deposit securities from this offering directly to purchaser’s account?       ☐ Yes     ☐ No

If “Yes,” please indicate the account number : _____________________________________

Broker/Dealer	Account Executive

(Name of Broker/Dealer)	(Signature)

(Street Address of Broker/Dealer Office)	(Print Name)

(City of Broker/Dealer Office) (State) (Zip)	(Representative I.D. Number)

(Telephone Number of Broker/Dealer Office)	(Date)

(Fax Number of Broker/Dealer Office)	(E-mail Address of Account Executive)